UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2018
____________________________________________________________________________
A10 NETWORKS, INC.
(Exact name of registrant as specified in its charter)
____________________________________________________________________________

Delaware	001-36343	20-1446869
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 West Plumeria Drive
San Jose, CA 95134
(Address of principal executive offices, including zip code)
(408) 325-8668
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 14, 2018, A10 Networks, Inc. (the “Company”) entered into a letter agreement (the “Agreement”) with VIEX Capital Advisors, LLC (“VIEX”), VIEX Opportunities Fund, LP - Series One, VIEX GP, LLC, VIEX Special Opportunities Fund II, LP, VIEX Special Opportunities GP II, LLC and Eric Singer (collectively, the “VIEX Group”). Among other things, the Agreement provides that:

•
The Company will increase the size of its Board of Directors (the “Board”) to six and appoint Tor R. Braham to the Board to serve as a Class II director with a term expiring at the Company’s 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”).

•	The Company will appoint Mr. Braham to the Audit Committee and to the Compensation Committee.

•
During the Restricted Period (as defined below), if (1) Mr. Braham ceases to serve on the Board and (2) at that time the VIEX Group beneficially owns Net Long Shares (as defined in the Agreement) representing in the aggregate at least 2% of the Company’s then-outstanding common stock, then the Company and VIEX will cooperate to identify (and the Board will promptly appoint) another person to serve as a director in place of Mr. Braham.

•	Immediately following the Company’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) and through the Restricted Period, the Board will fix the size of the Board at five directors.

•
The Company will recommend that stockholders approve, at the 2018 Annual Meeting, a proposal to declassify its Board. If the proposal is approved, the Board will be declassified on a “rolling” basis beginning with the 2018 Annual Meeting such that each director serving immediately prior to the 2018 Annual Meeting will complete his term, in general, and each director elected or appointed at or after the 2018 Annual Meeting will serve a one-year term expiring at the next annual meeting of stockholders.

•	The Investors (as defined in the Agreement) will vote in a manner consistent with the recommendation of the Board, subject to certain exceptions specified in the Agreement.

•
The Investors agreed to certain customary standstill provisions lasting from the date of the Agreement until 11:59 p.m., Pacific time, on the day that is 15 business days prior to the deadline for the submission of stockholder nominations of directors and business proposals for the 2019 Annual Meeting (such period, the “Restricted Period”). The standstill provisions provide, among other things, that the Investors cannot:

◦	solicit proxies regarding any matter to come before any annual or special meeting of stockholders of the Company, including the election of directors;

◦	enter into a voting agreement or any “group” with stockholders of the Company, other than with other Investors or any of their Affiliates (as defined in the Agreement);

◦	encourage any person to submit nominees in furtherance of a contested solicitation for the election or removal of directors;

◦	submit any proposal for consideration by stockholders of the Company at any annual or special meeting of stockholders;

◦	acquire any securities of the Company or rights that would result in the Investors beneficially owning more than 9.9% of the then-outstanding Voting Securities (as defined in the Agreement); or

◦
other than through certain open market transactions and public offerings, sell securities of the Company to any person not a party to the Agreement that, to VIEX’s knowledge, would result in such party having any beneficial or other ownership interest of more than 4.9% of the then-outstanding Voting Securities.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors or Certain Officers

On March 14, 2018, Robert Cochran informed the Board that he will retire as a director of the Company (but not as an executive of the Company) upon the closing of the polls at the 2018 Annual Meeting.

(d) Election of Director

In connection with the Agreement, the Board increased the size of the Board to six directors and appointed Mr. Braham to serve as a Class II director. Mr. Braham was also appointed to the Audit Committee and the Compensation Committee.

Following this, the Board’s standing committees are composed of:

Audit Committee:	Alan S. Henricks
Tor R. Braham
Phillip J. Salsbury

Compensation Committee:	Peter Y. Chung
Tor R. Braham
Alan S. Henricks
Phillip J. Salsbury

Nominating and Governance Committee:	Phillip J. Salsbury
Alan S. Henricks
Peter Y. Chung

Other than as described in Item 1.01, there are no arrangements or understandings between Mr. Braham, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Mr. Braham was selected as a director. There are no related party transactions between the Company and Mr. Braham (or any of his immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. Mr. Braham does not have any family relationships with any of the Company’s directors or executive officers.

Mr. Braham will participate in the director benefits arrangements applicable to non-employee directors as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2017. In addition, the Company will enter into its standard form of indemnification agreement with Mr. Braham.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1
Letter Agreement, dated as of March 14, 2018, among A10 Networks, Inc., VIEX Opportunities Fund, LP - Series One, VIEX GP, LLC, VIEX Special Opportunities Fund II, LP, VIEX Special Opportunities GP II, LLC, VIEX Capital Advisors, LLC and Eric Singer.

99.1	Press Release, issued on March 16, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A10 NETWORKS, INC.
By: /s/ Tom Constantino
Name:	Tom Constantino
Title:	Executive Vice President and Chief Financial Officer

Date: March 16, 2018